VANGUARD WELLINGTON(TM) FUND

ANNUAL REPORT - NOVEMBER 30, 2000

[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R)LOGO]

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger  type  and redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard Wellington Fund earned 6.9% during the 12 months ended November 30, 2000, surpassing the returns of both the average balanced fund and our index benchmark.

* Value stocks in general, and Wellington's equity holdings in particular, rebounded during the second half of the fiscal year.

* The fund's bond holdings outpaced their benchmark, due in part to an overweighting in mortgage-backed securities and an underweighting in corporate issues.



CONTENTS

  1 Letter from the Chairman

  6 Report from the Adviser

  9 Fund Profile

 11 Glossary of Investment Terms

 13 Performance Summary

 14 Report on After-Tax Returns

 15 Financial Statements

 27 Report of Independent Accountants

LETTER
 from the Chairman


Fellow Shareholders,

In a tumultuous year for financial markets, vanguard wellington fund earned a solid 6.9% return, outpacing the average competing balanced mutual fund and our benchmark index--a composite weighted 65% in large-capitalization stocks and 35% in high- quality corporate bonds.

We achieved all of our lead over the peer fund and the composite index during the second half of the year, when the overall stock market fell -8.0% but Wellington's stocks gained 4.0%.


2000 TOTAL RETURNS                       FISCAL YEAR ENDED
                                               NOVEMBER 30
----------------------------------------------------------
Vanguard Wellington Fund                              6.9%
Average Balanced Fund*                                2.4
Wellington Composite Index**                         -0.1
----------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted  65% S&P 500  Index and 35%  Lehman Long Credit
  AA or Better  Index through February 29, 2000; weighted
  65% S&P 500 Index and 35% Lehman Credit A or Better
  Index thereafter.

     The technology boom that drove the stock market throughout 1999 and into early 2000 may have made Wellington Fund's strategy of holding both bonds and value stocks seem downright stodgy. But this approach proved its mettle during the past fiscal year, just as it has over the more than 70 years of Wellington Fund's history. We recognize that it took patience and discipline for investors to maintain their long-term outlook during the past couple of years, and we thank our shareholders for trusting their hard-earned dollars to us.

     The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $29.62 per share on November 30, 1999, to $28.83 per share on November 30, 2000, and reflects dividends totaling $1.15 per share paid from net investment income and a distribution of $1.50 per share paid from net realized capital gains.


MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 2000

                                                 ONE        THREE          FIVE
                                                YEAR        YEARS         YEARS
-------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large-caps)                     -4.2%        12.7%         18.7%
Russell 2000 Index (Small-caps)                -0.6          2.4           9.1
Wilshire 5000 Index (Entire market)            -5.8         10.8          16.7
MSCI EAFE Index (International)                -9.5          8.7           7.5
-------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)     9.1%         6.1%          6.4%
Lehman 10 Year Municipal Bond Index             7.7          5.0           5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       5.9          5.2           5.2
===============================================================================
CPI

Consumer Price Index                            3.4%         2.5%          2.5%
-------------------------------------------------------------------------------

If you own Vanguard Wellington Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 14.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended November 30 was, on balance, a difficult and volatile period for the U.S. stock market. Despite a strong spurt early on, most broad market indexes notched negative returns for the full year.

     Technology-related stocks in particular skyrocketed during the first few months of the fiscal year, but then slumped badly. Many other segments also suffered--in part because the U.S. economy slowed from the breakneck pace it set early in the period. Indeed, the key question in the markets shifted during the year from whether the economy was overheating to whether it might slide into a recession.


--------------------------------------------------------------------------------
The key question in the markets shifted during the year from whether the economy was overheating to whether it might decline.
--------------------------------------------------------------------------------


     By late November 2000, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. The slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--stocks with below-average prices in relation to such fundamental measures as earnings and book value. Large-cap stocks, which had led the market during most of the 1990s, were laggards during fiscal 2000, when mid-cap stocks, particularly those with a value bent, notched the best returns.

     Bond markets were far more placid and rewarding than the stock market during fiscal 2000. As shown in the table on page 1, the one-year returns for three major indexes of fixed income securities surpassed those of broad stock market indexes. Long-term U.S. Treasury bonds performed particularly well. Treasuries led the general decline in long-term interest rates, which was aided by the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Brothers Long U.S. Treasury Bond Index returned an excellent 15.7% for the fiscal year. Returns of broader bond-market measures were not quite so strong, but were still solid.


--------------------------------------------------------------------------------
The fund benefited from a significant underweighting in technology stocks.
--------------------------------------------------------------------------------


     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by most segments of the bond market. However, for bonds from issuers with questionable creditworthiness, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage issuers' ability to make debt payments. The Lehman High Yield Index of junk bonds returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

FISCAL 2000 PERFORMANCE OVERVIEW

A revival of value stocks, a good year for bonds, and solid stock selection were factors in Vanguard Wellington Fund's good showing during the fiscal year. Our 6.9% return was well ahead of the returns of our benchmarks and nearly double our fiscal 1999 result. Both the stock and bond portions of the fund outpaced their index benchmarks during fiscal 2000.

     Our 4.5-percentage-point lead over the average return for balanced mutual funds was achieved entirely during the second half of the fiscal year and coincided with the stock market's turn away from technology-related stocks and toward sectors where expectations--and prices--were relatively low.

     In its stock selections, our adviser, Wellington Management Company, added value both through the portfolio's industry weightings and through its picks of specific stocks.

     The fund's underweighting in technology--a by-product of Wellington Management's disciplined strategy that pays attention to price as well as potential--was helpful because the sector lost about -18% during the fiscal year (and -27% in the second half!). Wellington Fund's average tech stake was less than 6% of assets, about one-fifth the tech weighting within the Standard & Poor's 500 Index. The fund also benefited from a modest underweighting in the consumer discretionary group (retailers, restaurants, etc.), which declined -15% during fiscal 2000. Wellington's stock selection was strongest relative to the index in the utilities sector, where our holdings were concentrated in electric companies and we avoided some of the hard-hit telephone stocks. Not every stock pick was a winner during the year: Wellington's holdings among integrated oil companies and in the producer durables group lagged behind the average return for those sectors.

--------------------------------------------------------------------------------
Wellington's stock selection was strongest in the utilities sector
--------------------------------------------------------------------------------

     Our bond holdings also performed well during fiscal 2000. Wellington Management's decision to hold nearly one-quarter of our fixed income assets in Treasury and government mortgage-backed securities was a plus, as was its decision to underweight corporate bonds. In general, corporate bonds lagged government bonds and mortgage-backed sectors due to investor concerns that a slowing economy would reduce corporations' ability to pay off their debt.

LONG-TERM PERFORMANCE OVERVIEW

Although we're pleased that Wellington Fund outpaced its benchmarks during fiscal 2000, we believe the long term, not the short run, should be emphasized when evaluating investments. Your fund's long-term record is quite respectable.

The table below presents the average annual returns over the decade ended November 30, 2000, for Wellington Fund, our average peer, and our composite index. It also shows how hypothetical investments of $10,000 in each would have fared over the decade, assuming the reinvestment of income and capital gains distributions.


TOTAL RETURNS                                  TEN YEARS ENDED
                                             NOVEMBER 30, 2000

                                 AVERAGE        FINAL VALUE OF
                                  ANNUAL             A $10,000
                                  RETURN    INITIAL INVESTMENT
--------------------------------------------------------------
Vanguard Wellington Fund           13.8%               $36,417
Average Balanced Fund              11.9                 30,788
Wellington Composite Index         14.7                 39,264
--------------------------------------------------------------


     As you can see, Wellington Fund's average return was nearly 2 percentage points per year better than the average return for competing balanced funds, a difference that would have translated to some $5,600 in extra returns on a $10,000 investment. This result is particularly notable, we believe, because value stocks--the type that our fund emphasizes--lagged growth stocks during the past decade. (The growth stocks within the S&P 500 Index earned 18.5% per year, versus 16.5% for the S&P 500's value stocks.)

     The growth-stock advantage of the past ten years was the reason for our 0.9-percentage-point shortfall versus the Wellington Composite Index during the decade. We note that the index is a tough benchmark because it is a theoretical portfolio and does not incur the real-world operating and transaction costs that mutual funds incur. Nonetheless, we will strive to beat our benchmark index in the coming decade.

     Wellington Fund is aided in its effort to provide superior returns by its low operating costs--expenses during fiscal 2000 amounted to 0.31% of average net assets, or $3.10 per $1,000 of assets. This was more than a full percentage point below the 1.33% expense ratio ($13.30 per $1,000 of assets) charged by the average balanced fund. Our low costs are like a wind at our back in the race against our peers.

     As we said in last year's report to you, we would be surprised if the stock market's returns in the first decade of the third millennium match the extraordinary gains achieved during the 1990s. Of course, if inflation remains subdued, investors can do quite well even if returns are modest, as they were in fiscal 2000.

IN CLOSING

Although many investors--especially those who counted on a continuance of the trends from 1999--were disappointed during fiscal 2000, we believe it was a year of useful lessons. For one thing, the past year highlighted the value of diversification and balance, which are Wellington Fund's guiding principles. For another, fiscal 2000 reinforced the existence of investment risk. Risk is like a reef: It's not always evident, but it's always present. And like a reef, risk is particularly dangerous to those who let smooth sailing diminish their respect for it.

     As always, we believe a balanced portfolio that takes into account the inevitable risks of investing is the best way to garner the long-term rewards of the financial markets. Once you've plotted your destination, we recommend that you stay the course.

Sincerely,


/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

December 12, 2000

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD WELLINGTON FUND returned 6.9% for the fiscal year ended November 30, 2000. In comparison, the average balanced fund gained 2.4%, while the unmanaged composite index, weighted 65% stocks and 35% bonds, declined 0.1%. The fund's equity holdings, which accounted for between 64% and 68% of assets during the year, returned 6.4%, while the bond portion returned 7.2%. Both segments outperformed their benchmarks.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------


THE INVESTMENT ENVIRONMENT

Our approach of investing in value stocks with low price/earnings and other conservative financial ratios continued to hurt performance in the first quarter of the fiscal year. However, after March 2000 the market began to realize that expectations for many technology and telecommunications companies--which accounted for most of the market's gains in 1999--were unrealistic. The Wellington Fund missed out on most of the upside in these sectors in 1999, but also avoided their inevitable collapse. At fiscal year-end, our stocks have an average P/E ratio of roughly 15, while the Nasdaq Composite Index, home of many tech stocks, still sports an average P/E of 120. We believe this valuation gap will continue to narrow and that the equity market will broaden, which bodes well for the way we invest. Bond market returns were also positive in 2000, with bonds issued by the U.S. Treasury leading the way.

OUR SUCCESSES

Our stocks beat market averages during the fiscal year, thanks to four key factors. First, we pared our already-low technology exposure, including Alcatel and Motorola, early in the period, before the sector's downturn. Second, our electric utility stocks, led by Duke Energy, provided above-average returns and we were helped by our underrepresentation in long-distance telephone stocks, which suffered owing to the industry's overinvestment and rapidly changing competitive conditions. Third, we continued to be well-represented in the health care sector, where returns in 2000 were quite high; our leaders in the sector included Abbott Laboratories and Pharmacia. Finally, we also did well in industrial and commercial stocks such as Emerson and Boeing. Our bond segment turned in a good performance as well, benefiting from an underweighting in corporate bonds and from our avoidance of some of the more significant underperformers in the corporate bond arena. Our overweighting of mortgage-backed securities also was a plus.

OUR SHORTFALLS

The major shortfall for our stock portfolio was a continued large exposure to the materials & processing sector. Commodity producers in this group were hurt by the Asian crisis in 1998, but earnings have since recovered in subsectors such as paper, aluminum, and copper. Yet, prices of these stocks have lagged because of concerns about a global recession. We don't foresee a global recession; rather, we expect world economic growth of about 3% in 2001. Capacity utilization in the commodity sector is generally high and inventories are declining. Thus, we think there is a high probability that the basic commodity sector will see much better returns in the future--much as we've seen recently in the oil and gas sector, where long-term underinvestment led to very high prices. One shortfall in the fund's bond portion was our exposure to insurance bonds, which were weak in 2000.

THE FUND'S POSITIONING

The Wellington Fund's stock segment is overweighted in the energy, industrial and commercial, materials & processing, and electric-utility sectors. Although large-capitalization energy stocks posted only moderately positive returns in 2000, the sector is doing well financially because of higher energy prices. We expect oil and natural gas prices to decline from current levels after the winter, but to remain well above the levels seen in the 1990s. The outlook for industrial and commercial stocks depends on whether the economy slows without falling into a recession--the "soft landing" scenario we foresee. A lower dollar versus other currencies would also help earnings in this sector. Health care stocks are expensive from a value investor's viewpoint, and we have reduced holdings when P/Es have become high. But we continue to find attractive names, such as Becton Dickinson, in the sector. The outlook for electric utilities is positive, as more capacity is needed but won't be built without the prospect of attractive returns.

     We know that the technology and telecommunications sectors have quite interesting prospects and have corrected sharply in 2000, and we're spending a fair amount of time considering when to add to our tech and telecom holdings. Above-average dividend income remains important to the fund, but we will add nonyielding securities if they fit with our value-driven approach to investing.

     Wellington Fund's conservative approach resulted in our lagging the S&P 500 Index by a wide margin in 1999, but exceeding it meaningfully in

2000. Substantial changes have occurred in the index's composition, reflecting both the importance of new technologies and investor willingness to place excessive valuations on emerging tech companies. We hope that 2000 has ushered in a period in which the market takes a broader view of the merits of various sectors.

     With respect to Wellington Fund's balanced strategy of holding stocks and bonds, we are optimistic that both asset classes will provide positive returns in fiscal 2001. This view rests, in part, on our expectation that the Federal Reserve Board will ease monetary policy as the U.S. economy slows to a sustainable growth rate in the 3% range.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
December 12, 2000



PORTFOLIO CHANGES                            FISCAL YEAR ENDED NOVEMBER 30, 2000

                                        COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

  Becton Dickinson*                     Improved  outlook  for medical products.
  ------------------------------------------------------------------------------
  Burlington Resources*                 High natural gas prices not reflected in
                                        stock price.
  ------------------------------------------------------------------------------
  Gannett*                              A  media  company  with  solid  earnings
                                        growth.
  ------------------------------------------------------------------------------
  KeyCorp*                              Inexpensive  bank  with  a restructuring
                                        program.
  ------------------------------------------------------------------------------
  Procter & Gamble*                     A   fallen   growth   stock   with   new
                                        management.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
REDUCTIONS

  Alcatel                               This  technology  supplier's stock price
                                        ran ahead of fundamentals.
  ------------------------------------------------------------------------------
  Citigroup                             The  bank  became expensive  relative to
                                        its peers.
  ------------------------------------------------------------------------------
  Duke Energy                           This  successful utility holding's price
                                        fully reflected its prospects.
  ------------------------------------------------------------------------------
  Motorola                              Expectations for this company's earnings
                                        growth were too high.
  ------------------------------------------------------------------------------
  Schlumberger**                        The   stock   price   fully   discounted
                                        earnings through 2005.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

                                                                     SEE PAGE 15
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
 FOR WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on pages 11-12.

----------------------------------
TOTAL FUND CHARACTERISTICS

Yield                         3.7%
Turnover Rate                  33%
Expense Ratio                0.31%
Cash Investments              2.5%
----------------------------------


-------------------------------------------------
TEN LARGEST STOCKS
  (% OF EQUITIES)

Pharmacia Corp.                              3.8%
  (pharmaceuticals)
CIGNA Corp.                                  3.3
  (insurance)
Alcoa Inc.                                   2.7
  (aluminum)
Citigroup, Inc.                              2.7
  (financial services)
International Business Machines Corp.        2.4
  (computer technology)
Verizon Communications                       2.4
  (telecommunications)
Marsh & McLennan Cos., Inc.                  2.3
  (financial services)
Baxter International, Inc.                   2.3
  (biotechnology)
Abbott Laboratories                          2.3
  (pharmaceuticals)
Northrop Grumman Corp.                       2.0
  (aerospace & defense)
-------------------------------------------------
Top Ten                                     26.2%
-------------------------------------------------
Top Ten as % of Total Net Assets            16.9%
-------------------------------------------------


--------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                                WILSHIRE
                   FUND     BEST FIT*    FUND       5000
--------------------------------------------------------
R-Squared          0.60          1.00    0.42       1.00
Beta               0.46          1.00    0.38       1.00
--------------------------------------------------------


---------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)

                                                       WILSHIRE
                                  FUND    BEST FIT*        5000
---------------------------------------------------------------
Auto & Transportation             9.1%         1.7%        1.8%
Consumer Discretionary            7.5         10.6        12.2
Consumer Staples                  2.3          7.2         6.1
Financial Services               18.1         16.9        17.8
Health Care                      12.4         13.8        13.9
Integrated Oils                   9.5          5.2         3.4
Other Energy                      1.3          2.2         2.5
Materials & Processing           12.1          2.4         2.6
Producer Durables                 9.3          2.8         3.3
Technology                        3.8         22.4        22.3
Utilities                        10.5          8.7         8.8
Other                             4.1          6.1         5.3
---------------------------------------------------------------



---------------------------
FUND ASSET ALLOCATION

[PIE CHART]

Bonds                   33%
Stocks                  64%
Cash Investments         3%
---------------------------

*S&P 500 Index.

-------------------------------------------------------------------
EQUITY CHARACTERISTICS

                                                           WILSHIRE
                              FUND         BEST FIT*           5000
-------------------------------------------------------------------
Number of Stocks                94               500          6,710
Median Market Cap           $20.2B            $73.7B         $41.5B
Price/Earnings Ratio         15.6x             25.2x          26.6x
Price/Book Ratio              2.7x              4.7x           4.1x
Dividend Yield                2.6%              1.2%           1.2%
Return on Equity             18.6%             24.1%          22.9%
Earnings Growth Rate          6.3%             16.0%          16.2%
Foreign Holdings              9.9%              1.4%           0.0%
-------------------------------------------------------------------

----------------------------------
EQUITY INVESTMENT FOCUS

[CHART]

MARKET CAP                   LARGE
STYLE                        VALUE
----------------------------------


-------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS

                                                             LEHMAN
                              FUND        BEST FIT**         INDEX+
-------------------------------------------------------------------

Number of Bonds                196             2,450          6,055
Yield to Maturity             7.2%              7.3%           6.8%
Average Coupon                7.0%              7.0%           6.9%
Average Maturity         9.5 years        10.2 years      8.6 years
Average Quality                Aa3               Aa3            Aaa
Average Duration         5.5 years         5.3 years      4.7 years
-------------------------------------------------------------------


--------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

AVERAGE MATURITY                                  MEDIUM
CREDIT QUALITY              INVESTMENT - GRADE CORPORATE
--------------------------------------------------------



---------------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% OF BONDS)

Treasury/AgencyYY                 24.3%
Aaa                                9.7
Aa                                18.3
A                                 33.9
Baa                               13.3
Ba                                 0.5
B                                  0.0
Not Rated                          0.0
---------------------------------------
Total                            100.0%
---------------------------------------



---------------------------------------
DISTRIBUTION BY ISSUER
 (% OF BONDS)

Asset-Backed                       1.1%
Commercial Mortgage-Backed         4.1
Finance                           21.7
Foreign                            9.0
Government Mortgage-Backed        11.0
Industrial                        29.0
Treasury/Agency                   13.3
Utilities                         10.0
Other                              0.8
---------------------------------------
Total                            100.0%
---------------------------------------


 *S&P 500 Index.                                           [PICTURE OF COMPUTER]
**Lehman Credit A or Better Index.                             VISIT OUR WEBSITE
 +Lehman Aggregate Bond Index.                                  WWW.VANGUARD.COM
++Includes government mortgage-backed bonds.               FOR REGULARLY UPDATED
                                                                FUND INFORMATION

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                    NOVEMBER 30, 1990-NOVEMBER 30, 2000
---------------------------------------------------------------------------------------------------


               WELLINGTON FUND       COMPOSITE*                  WELLINGTON FUND         COMPOSITE*

FISCAL    CAPITAL    INCOME    TOTAL      TOTAL    FISCAL    CAPITAL    INCOME     TOTAL      TOTAL
YEAR       RETURN    RETURN   RETURN     RETURN    YEAR       RETURN    RETURN    RETURN     RETURN
-------------------------------------------------  ------------------------------------------------
1991        10.2%      6.6%    16.8%      19.2%    1996        16.7%      4.6%     21.3%      19.8%
1992         9.2       5.8     15.0       15.9     1997        14.2       4.4      18.6       21.6
1993         8.4       5.2     13.6       11.8     1998         9.6       4.2      13.8       20.1
1994        -5.2       4.4     -0.8       -1.6     1999        -0.5       4.1       3.6       11.0
1995        27.3       5.4     32.7       33.0     2000         2.6       4.3       6.9       -0.1
------------------------------------------------   ------------------------------------------------

*Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.



--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000


                WELLINGTON         AVERAGE        WELLINGTON           S&P
                      FUND        BALANCED         COMPOSITE           500
                                      FUND             INDEX

  199011             10000           10000             10000         10000
  199102             11103           11042             11126         11493
  199105             11710           11591             11736         12308
  199108             11948           11944             12090         12583
  199111             11681           11922             11924         12034
  199202             12567           12861             12888         13331
  199205             12969           12876             13110         13521
  199208             13154           13012             13386         13580
  199211             13432           13568             13817         14257
  199302             14079           14045             14484         14751
  199305             14612           14314             14749         15091
  199308             15296           14938             15470         15646
  199311             15261           14988             15443         15697
  199402             15526           15299             15608         15980
  199405             15342           14768             15156         15734
  199408             16024           15213             15738         16502
  199411             15136           14727             15195         15861
  199502             16367           15469             16384         17157
  199505             17948           16490             17984         18910
  199508             18789           17370             18814         20041
  199511             20086           18350             20210         21726
  199602             20801           18983             20937         23111
  199605             21296           19409             21413         24288
  199608             21534           19250             21213         23795
  199611             24356           21366             24217         27780
  199702             24801           21719             24824         29157
  199705             25949           22543             26152         31432
  199708             27422           23856             27691         33467
  199711             28885           24806             29459         35700
  199802             30649           26319             31693         39363
  199805             31817           26883             32928         41077
  199808             29046           24520             30562         36176
  199811             32881           27612             35395         44148
  199902             32118           28151             36582         47132
  199905             34711           29224             37639         49714
  199908             34394           29088             37712         50583
  199911             34057           30078             39291         53373
  200002             31539           30186             38925         52661
  200005             34585           30800             39912         54922
  200008             35641           32651             42736         58838
  200011             36417           30788             39264         51120
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 2000       FINAL VALUE
                               --------------------------------     OF A $10,000
                               1 YEAR     5 YEARS      10 YEARS       INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund                 6.93%      12.64%        13.80%          $36,417
Average Balanced Fund*          2.36       10.90         11.90            30,788
Wellington Composite Index**   -0.07       14.21         14.66            39,264
S&P 500 Index                  -4.22       18.66         17.72            51,120
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter. A REPORT on Your Fund's After-Tax Returns
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                                               PERIODS ENDED NOVEMBER 30, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                     ONE YEAR                  FIVE YEARS             TEN YEARS
                                -------------------------------------------------------------------
                                PRE-TAX AFTER-TAX         PRE-TAX AFTER-TAX       PRE-TAX AFTER-TAX
---------------------------------------------------------------------------------------------------
Vanguard Wellington Fund           6.9%      4.0%           12.6%      9.7%         13.8%     11.2%
Average Domestic Hybrid Fund*      3.0       0.7            10.8       8.1          11.8       9.2
---------------------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2000 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

                                                           [PICTURE OF COMPUTER]
                                                   YOU CAN USE VANGUARD'S ONLINE
                                                  AFTER-TAX RETURN CALCULATOR AT
                                                      WWW.VANGUARD.COM/?AFTERTAX
                                                TO GET A CUSTOMIZED CALCULATION.

FINANCIAL STATEMENTS
 NOVEMBER 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WELLINGTON FUND                                      SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (64.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.8%)
   Union Pacific Corp.                        $   6,195,500        $    288,091
   Ford Motor Co.                                 9,527,029             216,740
   British Airways PLC                            2,600,000             146,413
   Canadian National
    Railway Co.                                   4,000,000             125,750
   Delphi Automotive
    Systems Corp.                                 8,649,643             119,473
   CSX Corp.                                      4,000,000             103,750
   General Motors Corp.                           2,004,208              99,208
   Eaton Corp.                                    1,400,000              98,175
   Norfolk Southern Corp.                         5,500,100              79,064
*  KLM Royal Dutch Air Lines
    NV ADR                                        1,958,646              36,847
                                                                   ------------
                                                                   $  1,313,511
                                                                   ------------
CONSUMER DISCRETIONARY (4.8%)
   Kimberly-Clark Corp.                       $   4,000,000        $    279,750
   Black & Decker Corp.                           3,500,000             126,656
   Gannett Co., Inc.                              2,000,000             107,250
   Whirlpool Corp.                                2,700,000             105,638
   Sears, Roebuck & Co.                           3,000,000              97,320
   Target Corp.                                   3,000,000              90,188
   May Department Stores Co.                      3,183,900              89,348
   Eastman Kodak Co.                              2,100,000              88,200
   Dollar General Corp.                           4,824,400              69,049
   Circuit City Stores, Inc.                      2,500,000              31,719
                                                                   ------------
                                                                   $  1,085,118
                                                                   ------------
CONSUMER STAPLES (1.5%)
   Philip Morris Cos., Inc.                   $   5,000,000        $    190,938
   Procter & Gamble Co.                           2,000,000             149,750
                                                                   ------------
                                                                   $    340,688
                                                                   ------------
FINANCIAL SERVICES (11.7%)
   CIGNA Corp.                                $   3,596,600        $    473,852
   Citigroup, Inc.                                7,874,000             392,224
   Marsh & McLennan Cos., Inc.                    2,942,500             338,755
   Wachovia Corp.                                 5,000,000             250,313
   U.S. Bancorp                                   9,430,300             228,095
   MBIA, Inc.                                     2,677,600             184,420
   Ace, Ltd.                                      4,000,000             158,000
   KeyCorp                                        5,000,000             124,688
   Equity Office Properties
    Trust REIT                                    4,000,000             121,250
   Archstone Communities
    Trust REIT                                    4,535,900             109,712
   Jefferson-Pilot Corp.                          1,450,000              98,962
   Bear Stearns Co., Inc.                         2,000,000              91,875
   The Chase Manhattan Corp.                      1,500,000              55,312
                                                                   ------------
                                                                   $  2,627,458
                                                                   ------------
HEALTH CARE (8.0%)
   Pharmacia Corp.                            $   9,000,000        $    549,000
   Baxter International, Inc.                     3,874,700             335,404

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WELLINGTON FUND                                      SHARES               (000)
--------------------------------------------------------------------------------
   Abbott Laboratories                        $   6,000,000        $    330,375
   American Home
    Products Corp.                                3,674,700             220,941
   Aventis SA ADR                                 2,000,000             156,875
   Becton, Dickinson & Co.                        3,000,000             102,000
   Johnson & Johnson                              1,000,000             100,000
                                                                   ------------
                                                                   $  1,794,595
                                                                   ------------
INTEGRATED OILS (6.1%)
   Royal Dutch Petroleum Co.
    ADR                                       $   4,100,000        $    244,719
   Chevron Corp.                                  2,000,000             163,750
   Repsol-YPF, SA ADR                             9,105,000             149,094
   Conoco Inc. Class B                            5,706,267             143,013
   Total Fina Elf SA ADR                          2,000,000             141,250
   USX-Marathon Group                             5,000,000             131,875
   Texaco Inc.                                    2,000,000             116,125
   Phillips Petroleum Co.                         2,000,000             113,000
   Exxon Mobil Corp.                              1,236,900             108,847
   Unocal Corp.                                   1,945,000              66,373
                                                                   ------------
                                                                   $  1,378,046
                                                                   ------------
OTHER ENERGY (0.8%)
    Burlington Resources, Inc.                $   3,000,000        $    122,438
    Halliburton Co.                               2,000,000              66,750
                                                                   ------------
                                                                       $189,188
                                                                   ------------
MATERIALS & PROCESSING (7.8%)
   Alcoa Inc.                                 $  14,000,000        $    394,625
   Dow Chemical Co.                               8,515,200             260,246
   Phelps Dodge Corp.                             3,604,900             177,091
   E.I. du Pont de Nemours & Co.                  3,642,972             154,143
   Alcan Aluminium Ltd.                           5,000,000             151,875
   Willamette Industries, Inc.                    2,553,900             125,460
   PPG Industries, Inc.                           2,700,000             112,556
   Weyerhaeuser Co.                               2,362,600             103,364
   Temple-Inland Inc.                             1,984,600              91,292
   International Paper Co.                        2,500,000              84,687
   Imperial Chemical
    Industries PLC ADR                            2,000,000              54,000
   Corus Group PLC ADR                            6,000,000              46,875
                                                                   ------------
                                                                   $  1,756,214
                                                                   ------------
PRODUCER DURABLES (6.0%)
(1)Northrop Grumman Corp.                     $   3,500,000        $    295,094
   Emerson Electric Co.                           3,033,500             221,066
   Cooper Industries, Inc.                        4,029,400             164,450
   The Boeing Co.                                 2,000,000             138,125
   Caterpillar, Inc.                              3,000,000             117,938
   Pitney Bowes, Inc.                             4,000,000             116,250
   United Technologies Corp.                      1,500,000             106,219
   Pall Corp.                                     4,000,000              79,750
   Parker Hannifin Corp.                          1,704,800              65,954
   Alcatel SA ADR                                 1,000,000              50,500
                                                                   ------------
                                                                   $  1,355,346
                                                                   ------------
TECHNOLOGY (2.5%)
   International Business Machines Corp.      $   3,800,000        $    355,300
   Hewlett-Packard Co.                            4,000,000             126,500
   Motorola, Inc.                                 1,800,000              36,112
*  General Motors Corp. Class H                   1,584,054              34,437
                                                                   ------------
                                                                   $    552,349
                                                                   ------------
UTILITIES (6.8%)
   Verizon Communications                     $   6,136,000        $    344,767
   Exelon Corp.                                   2,625,000             173,906
   SBC Communications Inc.                        3,072,600             168,801
   ALLTEL Corp.                                   2,523,400             154,558
   Cinergy Corp.                                  4,355,000             139,088
   FPL Group, Inc.                                1,957,000             129,651
   Duke Energy Corp.                              1,300,000             116,919
   Pinnacle West Capital Corp.                    2,263,600             105,399
   TXU Corp.                                      2,490,000              99,444
   CP&L, Inc.                                     2,200,000              95,012
                                                                   ------------
                                                                   $  1,527,545
                                                                   ------------
OTHER (2.6%)
   Minnesota Mining &
    Manufacturing Co.                         $   2,000,000        $    199,750
   Canadian Pacific Ltd.                          6,000,800             160,896
   Norsk Hydro SA ADR                             3,131,700             124,289
   Honeywell International Inc.                   2,000,000              97,500
                                                                   ------------
                                                                   $    582,435
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $10,311,225)                                              $ 14,502,493
-------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------------
CORPORATE BONDS (20.5%)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.4%)
   California Infrastructure &
    Econ. Dev. Bank Special
    Purpose Trust PG&E
(3) 6.31%, 9/25/2008                          $      11,180        $     11,093
(3) 6.42%, 9/25/2008                                  6,500               6,476
   Cisce SCU
(3) 6.42%, 12/26/2009                                16,110              15,949
   MBNA Master Credit Card Trust
(3) 6.90%, 1/15/2008                                 50,000              50,864
                                                                   ------------
                                                                   $     84,382
                                                                   ------------
FINANCE (7.2%)
   Ace INA Holdings Inc.
    8.20%, 8/15/2004                          $      19,000        $     19,566
   AMBAC, INC.
    7.50%, 5/1/2023                                  25,000              23,304
   American General Financial
    7.45%, 1/15/2005                                 45,000              45,355
   Aon Corp.
    6.90%, 7/1/2004                                  48,000              47,236
   BB&T Corp.
    7.25%, 6/15/2007                                 36,900              35,961
   BHP Finance USA Ltd.
    7.25%, 3/1/2016                                  15,000              14,100

-------------------------------------------------------------------------------
                                                       FACE              MARKET
                                                     AMOUNT              VALUE*
                                                      (000)               (000)
-------------------------------------------------------------------------------
   BankAmerica Corp.
    7.20%, 4/15/2006                          $      20,000        $     19,925
   BankBoston Corp.
    6.625%, 12/1/2005                                27,000              26,532
   CIT Group Inc.
    7.375%, 3/15/2003                                30,000              29,953
   Caterpillar Financial Services Corp.
    7.59%, 12/10/2003                                40,000              40,641
   Cincinnati Financial Corp.
    6.90%, 5/15/2028                                 23,500              20,153
   Citicorp
    6.75%, 8/15/2005                                 40,000              39,658
   Comerica Bank
    8.375%, 7/15/2024                                20,500              20,438
   Dean Witter, Discover & Co.
    6.75%, 10/15/2013                                24,275              22,799
    7.07%, 2/10/2014                                 17,500              16,467
   Farmers Exchange Capital
(4) 7.05%, 7/15/2028                                 34,000              28,002
   First Colony Corp.
    6.625%, 8/1/2003                                 34,805              34,669
   First Union Corp.
    7.50%, 4/15/2035                                 30,000              29,866
   Ford Motor Credit Co.
    6.70%, 7/16/2004                                 55,000              53,999
   General Electric Capital Corp.
    7.25%, 2/1/2005                                  25,000              25,731
    8.125%, 5/15/2012                                30,000              33,166
   General Motors Acceptance Corp.
    6.00%, 4/1/2011                                  27,370              24,519
   General Re Corp.
    9.00%, 9/12/2009                                 32,000              35,203
   Heller Financial Inc.
    8.00%, 6/15/2005                                 40,000              40,689
   Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027                                 25,730              24,775
   Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026                               56,210              48,056
   Lumbermens Mutual Casualty Co.
(4) 9.15%, 7/1/2026                                  55,000              47,778
   Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                                 51,000              49,020
   NBD Bancorp, Inc.
    7.125%, 5/15/2007                                25,000              24,213
   National City Bank Columbus
    7.25%, 7/15/2010                                 25,000              23,981
   National City Bank Pennsylvania
    7.25%, 10/21/2011                                20,000              19,126
   Northern Trust Corp.
    6.65%, 11/9/2004                                 28,000              27,876
   Norwest Financial Inc.
    6.25%, 12/15/2007                                35,000              33,000
   Pacific Mutual Life
(4) 7.90%, 12/30/2023                                20,000              19,700
   Pitney Bowes Credit Corp.
    8.55%, 9/15/2009                                 41,890              45,848
   Provident Cos., Inc.
    7.25%, 3/15/2028                                 40,000              31,935
   Prudential Insurance Co.
(4) 7.65%, 7/1/2007                                  20,000              19,903
   Frank Russell Co.
(4) 5.625%, 1/15/2009                                50,000              45,012
   SAFECO Corp.
    7.875%, 3/15/2003                                33,285              33,492
   Sun Canada Financial Co.
(4) 6.625%, 12/15/2007                               40,000              38,100
   SunTrust Bank Atlanta
    7.25%, 9/15/2006                                 54,000              53,681
   Torchmark Corp.
    7.875%, 5/15/2023                                45,000              40,138
   Toyota Motor Credit Corp.
    5.50%, 12/15/2008                                50,000              45,414
   Transamerica Financial Corp.
    6.40%, 9/15/2008                                 29,265              27,286
   UNUM Corp.
    6.75%, 12/15/2028                                30,000              22,433
   US Bank NA Minnesota
    5.625%, 11/30/2005                               50,000              46,822
   Wachovia Corp.
    5.625%, 12/15/2008                               55,000              48,248
   Washington Mutual, Inc.
    7.50%, 8/15/2006                                 50,000              50,304
   Wells Fargo & Co.
    6.625%, 7/15/2004                                25,000              24,853
                                                                   ------------
                                                                   $  1,618,926
                                                                   ------------
INDUSTRIAL (9.6%)
   AT&T Corp.
    7.75%, 3/1/2007                           $      40,000        $     40,378
   Airtouch Communications Inc.
    6.65%, 5/1/2008                                  50,000              48,014
   Amoco Canada Petroleum Co.
    7.95%, 10/1/2022                                 20,000              20,660
   Amoco Corp.
    6.50%, 8/1/2007                                  25,000              24,649
   Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                                 30,000              27,644
   Autozone Inc.
    6.50%, 7/15/2008                                 10,465               8,272
   Becton, Dickinson & Co.
    8.70%, 1/15/2025                                 20,000              20,481
   BellSouth Telecommunications
    5.875%, 1/15/2009                                15,000              13,834
   CPC International, Inc.
    6.15%, 1/15/2006                                  6,790               6,565
   CSX Corp.
    7.45%, 5/1/2007                                  29,460              29,099

-------------------------------------------------------------------------------
                                                       FACE              MARKET
                                                     AMOUNT              VALUE*
WELLINGTON FUND                                       (000)               (000)
-------------------------------------------------------------------------------
   Continental Airlines, Inc.
    6.90%, 1/2/2018                           $      28,329        $     26,524
   Continental Airlines, Inc.
    (Equipment Trust Certificates)
    6.648%, 3/15/2019                                31,525              29,024
   Cox Communications, Inc.
    7.75%, 8/15/2006                                 50,000              50,987
   DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                 48,000              48,056
   Dean Foods Co.
    6.90%, 10/15/2017                                38,000              32,170
   Diageo PLC
    6.125%, 8/15/2005                                50,530              49,273
   Walt Disney Co.
    7.30%, 2/8/2005                                  50,000              51,320
   E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                40,000              40,396
   Emerson Electric Co.
    6.30%, 11/1/2005                                 13,875              13,682
   Federal Express Corp.
    6.72%, 1/15/2022                                 48,654              46,313
   Fluor Corp.
    6.95%, 3/1/2007                                  42,000              39,152
   Fortune Brands Inc.
    6.25%, 4/1/2008                                  40,000              37,103
   General Motors Corp.
    7.70%, 4/15/2016                                 25,000              24,658
   Hewlett-Packard Co.
    7.15%, 6/15/2005                                 50,000              50,781
   Honeywell International Inc.
    7.50%, 3/1/2010                                  50,000              52,109
   IBM Credit Corp.
    7.00%, 1/28/2002                                 14,500              14,533
   Illinois Bell Telephone Co.
    6.625%, 2/1/2025                                 27,725              23,795
   International Business Machines Corp.
    8.375%, 11/1/2019                                25,000              26,916
   Johnson Controls, Inc.
    7.125%, 7/15/2017                                36,300              32,628
   Kimberly-Clark Corp.
    6.375%, 1/1/2028                                 30,000              26,540
   Lockheed Martin Corp.
    7.95%, 12/1/2005                                 45,500              48,987
   Lucent Technologies Inc.
    7.25%, 7/15/2006                                 35,000              32,903
   Mattel Inc.
    6.125%, 7/15/2005                                35,000              29,472
   McDonald's Corp.
    7.375%, 7/15/2033                                15,000              13,847
   Minnesota Mining & Manufacturing Corp.
    6.375%, 2/15/2028                                30,000              27,050
   Motorola, Inc.
    7.50%, 5/15/2025                                 51,500              49,532
   New York Telephone Co.
    7.25%, 2/15/2024                                 20,000              18,419
   News America Holdings Inc.
    8.50%, 2/15/2005                                 20,000              20,819
    8.625%, 2/1/2003                                 30,000              30,815
   Norfolk Southern Corp.
    7.35%, 5/15/2007                                 25,000              25,261
    8.375%, 5/15/2005                                25,000              26,396
   PPG Industries, Inc.
    6.875%, 2/15/2012                                13,600              12,792
   PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                                 50,000              51,250
   Phillips Petroleum Co.
    8.50%, 5/25/2005                                 50,000              53,204
    9.375%, 2/15/2011                                20,000              22,939
   Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                  60,945              72,056
   Raytheon Co.
    7.375%, 7/15/2025                                18,000              16,467
    8.20%, 3/1/2006                                  20,675              21,617
   Rockwell International Corp.
    7.875%, 2/15/2005                                17,000              17,678
   Rohm & Haas Co.
(3) 9.80%, 4/15/2020                                 14,625              16,928
   Joseph Seagram & Sons, Inc.
    6.625%, 12/15/2005                               50,000              51,028
   SmithKline Beecham
    7.375%, 4/15/2005                                15,000              15,615
   Southwest Airlines Co.
    7.54%, 6/29/2015                                 30,772              31,609
   Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                                 25,000              22,985
   Stanford Univ.
    6.875%, 2/1/2024                                 24,045              22,985
   Talisman Energy, Inc.
    7.125%, 6/1/2007                                 10,000               9,899
   Target Corp.
    7.50%, 2/15/2005                                 45,000              46,138
   Tenneco Packaging
    8.375%, 4/15/2027                                35,000              31,506
   The Timken Co.
    6.875%, 5/8/2028                                 40,000              33,703
   Tyco International Group
    5.875%, 11/1/2004                                40,000              38,391
   USA Waste Services Inc.
    7.00%, 7/15/2028                                 46,500              38,218
   Ultramar Diamond Shamrock
    7.20%, 10/15/2017                                40,000              36,876
   United Technologies Corp.
    6.625%, 11/15/2004                               36,500              36,493
   Vastar Resources, Inc.
    6.50%, 4/1/2009                                  49,095              47,460

-------------------------------------------------------------------------------
                                                       FACE              MARKET
                                                     AMOUNT              VALUE*
                                                      (000)               (000)
-------------------------------------------------------------------------------
   Warner Lambert
    6.00%, 1/15/2008                          $      20,000        $     19,202
   Wendy's International, Inc.
    6.35%, 12/15/2005                                25,500              24,892
   Weyerhaeuser Co.
    6.95%, 8/1/2017                                  20,000              17,825
   WorldCom Inc.
    6.40%, 8/15/2005                                 48,000              46,223
   Zeneca Wilmington Inc.
    7.00%, 11/15/2023                                26,000              25,127
                                                                   ------------
                                                                   $  2,160,163
                                                                   ------------
UTILITIES (3.3%)
   Atlantic City Electric Co.
(2) 7.00%, 9/1/2023                                  18,000              16,505
   Carolina Power & Light Co.
    5.95%, 3/1/2009                                  20,000              18,344
   Central Illinois Public Service
    6.125%, 12/15/2028                               54,000              44,003
   Central Maine Power Co.
    7.50%, 6/16/2002                                 47,000              46,943
   Chesapeake & Potomac Telephone Co. (MD)
    7.15%, 5/1/2023                                  10,000               9,069
   Chesapeake & Potomac Telephone Co. (VA)
    7.625%, 12/1/2012                                16,400              17,259
   Cincinnati Bell, Inc.
    6.30%, 12/1/2028                                 60,000              44,323
   Consolidated Edison Co. of New York, Inc.
    6.45%, 12/1/2007                                 20,000              19,215
   Duke Energy Corp.
    7.00%, 10/15/2006                                25,000              25,195
    7.00%, 7/1/2033                                  10,000               9,001
   Enron Corp.
    8.375%, 5/23/2005                                25,000              26,403
   GTE North, Inc.
    6.90%, 11/1/2008                                 30,000              29,544
   GTE Southwest, Inc.
    6.00%, 1/15/2006                                 30,000              28,865
   Indiana Michigan Power Co.
    6.875%, 7/1/2004                                 45,000              44,762
   MidAmerican Energy Co.
    7.375%, 8/1/2002                                 40,000              40,296
   NGC Corp.
    7.125%, 5/15/2018                                35,000              31,899
   National Rural Utilities
    5.75%, 12/1/2008                                 50,000              45,304
   PacifiCorp
    6.625%, 6/1/2007                                 20,500              19,842
   Southwestern Bell Telephone Co.
    7.60%, 4/26/2007                                  7,000               7,267
   Sprint Capital Corp.
    6.125%, 11/15/2008                               50,000              44,553
   U S West Communications Group
    6.875%, 9/15/2033                                30,000              25,486
    7.625%, 6/9/2003                                 20,000              20,204
   Virginia Electric Power
    7.625%, 7/1/2007                                 16,200              16,551
   Washington Gas Light Co.
    6.15%, 1/26/2026                                 43,500              42,493
   Wisconsin Gas Co.
    6.60%, 9/15/2013                                 13,100              12,218
   Wisconsin Power & Light Co.
    7.625%, 3/1/2010                                 20,000              20,531
   Wisconsin Public Service
    6.08%, 12/1/2028                                 45,000              37,641
                                                                   ------------
                                                                   $    743,716
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $4,732,808)                            $  4,607,187
-------------------------------------------------------------------------------
FOREIGN BONDS (3.0%)
-------------------------------------------------------------------------------
Abbey National First Capital
8.20%, 10/15/2004                             $      20,000        $     20,791
Abbey National PLC
6.69%, 10/17/2005                                    25,000              24,748
Bank of Montreal
7.80%, 4/1/2007                                      21,000              21,539
Banque Nationale de Paris-NY
7.20%, 1/15/2007                                     40,000              39,256
Banque Paribas NY
6.95%, 7/22/2013                                     40,000              36,862
Bayerische Landesbank-NY
6.375%, 10/15/2005                                   25,000              24,459
British Gas Finance
6.625%, 6/1/2018                                     50,000              43,656
Deutsche Ausgleichbank
7.00%, 6/23/2005                                     50,000              51,022
Deutsche Telekom International Finance
7.75%, 6/15/2005                                     40,000              40,693
Inter-American Dev. Bank
8.875%, 6/1/2009                                     50,000              57,925
KFW International Finance
7.00%, 3/1/2013                                      10,000               9,947
7.20%, 3/15/2014                                     25,000              25,074
Norsk Hydro AS
9.00%, 4/15/2012                                     20,000              22,161
Province of New Brunswick
6.75%, 8/15/2013                                     20,400              20,218
Province of Ontario
7.00%, 8/4/2005                                      40,000              40,803
Royal Bank of Scotland
6.375%, 2/1/2011                                     40,775              36,187

-------------------------------------------------------------------------------
                                                       FACE              MARKET
                                                     AMOUNT              VALUE*
WELLINGTON FUND                                       (000)               (000)
--------------------------------------------------------------------------------
   Scotland International Finance
(4) 8.85%, 11/1/2006                          $      28,000        $     30,104
   Societe Generale-NY
    7.40%, 6/1/2006                                  40,000              40,188
   Southern Investments UK PLC
    6.80%, 12/1/2006                                 35,000              33,237
   Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                                 50,000              49,522
-------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $722,295)                                                 $    668,392
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.5%)
   Aid-Israel State
    5.89%, 8/15/2005                          $      23,000        $     23,135
   U.S. Treasury Notes
    5.50%, 5/31/2003                                150,000             149,706
    5.625%, 12/31/2002                               50,000              50,025
    6.00%, 8/15/2004                                350,000             355,397
    6.50%, 2/15/2010                                200,000             214,146
                                                                   ------------
                                                                   $    792,409
                                                                   ------------
AGENCY BONDS & NOTES (0.9%)
   Federal Home Loan Bank
    5.24%, 12/18/2008                         $      45,000        $     41,414
   Federal National Mortgage Assn.
    7.00%, 7/15/2005                                150,000             154,605
                                                                   ------------
                                                                   $    196,019
                                                                   ------------
MORTGAGE-BACKED SECURITIES (3.6%)
   Federal National Mortgage Assn.
(3) 5.735%, 1/1/2009                                 39,139              36,932
(3) 6.032%, 1/1/2009                                 59,765              57,961
(3) 6.504%, 7/1/2009                                 60,028              59,203
(3) 6.79%, 7/1/2009                                  62,733              63,007
Government National Mortgage Assn.
(3) 6.50%, 12/15/2028-
    12/1/2030                                       100,312              97,917
(3) 7.00%, 6/15/2028-
    11/15/2028                                      100,000              99,613
(3) 7.50%, 9/15/2029-
    9/15/2030                                       199,048             201,307
(3) 8.00%, 6/15/2017-
    8/15/2030                                       196,992             201,550
                                                                   ------------
                                                                   $    817,490
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,784,580)                                               $  1,805,918
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.3%)
-------------------------------------------------------------------------------
   Asset Securitization Corp.
    6.75%, 2/14/2041                          $      35,000        $     34,814
    7.49%, 4/14/2029                                 34,000              35,174
   Bear Stearns Commercial
    Mortgage Security
    7.78%, 2/15/2010                                 40,000              42,000
   Credit Suisse First Boston
    Mortgage Securities Corp.
    7.24%, 6/20/2029                                 35,000              35,503
   DLJ Mortgage Acceptance Corp.
(4) 6.82%, 9/15/2007                                 25,000              24,810
(4) 7.60%, 5/15/2030                                 36,000              36,821
   Morgan Stanley Capital I Inc.
    6.55%, 3/15/2030                                 28,000              27,671
(4) 7.22%, 7/15/2029                                 35,000              35,831
   Nomura Asset Securities Corp.
    6.69%, 3/17/2028                                 34,000              33,089
-------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
   (COST $307,237)                                                 $    305,713
-------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
-------------------------------------------------------------------------------
   Chelan County WA Public Util. Dist.
    7.07%, 6/1/2007                           $      10,000        $     10,214
    7.10%, 6/1/2008                                  12,000              12,230
   Oakland CA Pension Obligation
    6.98%, 12/15/2009                                20,000              20,145
   Southern California Public Power Auth.
    6.93%, 5/15/2017                                 30,000              28,752
-------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
   (COST $72,000)                                                  $     71,341
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
    6.51%, 12/1/2000                          $     401,200        $    401,200
    6.52%, 12/1/2000--Note G                        380,071             380,071
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $781,271)                                                 $    781,271
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (COST $18,711,416)                                              $ 22,742,315
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                               $    278,522
Liabilities--Note G                                                    (496,443)
                                                                   -------------
                                                                   $   (217,921)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 781,316,010 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                       $ 22,524,394
================================================================================
NET ASSET VALUE PER SHARE                                          $      28.83
================================================================================

  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of the company.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, the aggregate value of these securities was $499,162,000, representing 2.2% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------
                                                     AMOUNT                 PER
                                                      (000)               SHARE
-------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
Paid-in Capital--Note E                       $  17,181,605        $      21.99
Undistributed Net
 Investment Income                                  158,456                 .20
Accumulated Net
 Realized Gains--Note E                           1,153,434                1.48
Unrealized Appreciation--Note F                   4,030,899                5.16
-------------------------------------------------------------------------------
NET ASSETS                                    $  22,524,394        $      28.83
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                    YEAR ENDED NOVEMBER 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                         $   377,848
 Interest                                                               557,342
 Security Lending                                                         3,217
--------------------------------------------------------------------------------
  Total Income                                                      $   938,407
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                               8,607
  Performance Adjustment                                                 (2,700)
 The Vanguard Group--Note C
  Management and Administrative                                          62,135
  Marketing and Distribution                                              2,902
 Custodian Fees                                                             190
 Auditing Fees                                                               19
 Shareholders' Reports                                                      827
 Trustees' Fees and Expenses                                                 32
--------------------------------------------------------------------------------
  Total Expenses                                                    $    72,012
  Expenses Paid Indirectly--Note D                                       (1,372)
--------------------------------------------------------------------------------
  Net Expenses                                                      $    70,640
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               $   867,767
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                     $ 1,300,885
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                              (746,051)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,422,601
================================================================================
*Dividend income and realized net loss from affiliated companies were $13,659,000 and $(23,548,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       WELLINGTON FUND
                                                   YEAR ENDED NOVEMBER 30,
                                           -------------------------------------
                                                  2000              1999
                                                 (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                     $   867,767       $   977,857
 Realized Net Gain                           1,300,885         1,305,304
 Change in Unrealized Appreciation
  (Depreciation)                              (746,051)       (1,372,702)
--------------------------------------------------------------------------------
  Net Increase in Net Assets
   Resulting from Operations               $ 1,422,601       $   910,459
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                        (952,927)       (1,029,186)
 Realized Capital Gain                      (1,299,612)       (1,954,145)
--------------------------------------------------------------------------------
  Total Distributions                       (2,252,539)       (2,983,331)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                      2,256,581         4,178,637
 Issued in Lieu of Cash Distributions        2,138,969         2,839,521
 Redeemed                                   (6,887,531)       (4,928,194)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                       (2,491,981)        2,089,964
--------------------------------------------------------------------------------
Total Increase (Decrease)                   (3,321,919)           17,092
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                         $25,846,313       $25,829,221
--------------------------------------------------------------------------------
 End of Year                               $22,524,394       $25,846,313
================================================================================

1Shares Issued (Redeemed)
 Issued                                         81,614           139,191
 Issued in Lieu of Cash Distributions           77,812            97,975
 Redeemed                                     (250,736)         (164,432)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares
   Outstanding                                 (91,310)           72,734

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                              YEAR ENDED NOVEMBER 30,
                                              -----------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR      2000       1999       1998             1997       1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $29.62     $32.29     $31.05           $28.34     $24.57
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            1.07       1.13       1.13             1.11       1.02
 Net Realized and Unrealized Gain
  (Loss) on Investments                            .79       (.14)      2.86             3.77       4.00
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.86        .99       3.99             4.88       5.02
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (1.15)     (1.22)     (1.18)           (1.06)      (.97)
  Distributions from Realized Capital Gains      (1.50)     (2.44)     (1.57)           (1.11)      (.28)
---------------------------------------------------------------------------------------------------------
  Total Distributions                            (2.65)     (3.66)     (2.75)           (2.17)     (1.25)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $28.83     $29.62     $32.29           $31.05     $28.34
=========================================================================================================

TOTAL RETURN                                     6.93%      3.58%     13.84%           18.60%     21.26%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)            $22,524    $25,846    $25,829          $21,340    $16,505
 Ratio of Total Expenses to Average Net Assets   0.31%      0.30%      0.31%            0.29%      0.31%
 Ratio of Net Investment Income to
  Average Net Assets                             3.77%      3.74%      3.68%            3.97%      4.08%
 Portfolio Turnover Rate                           33%        22%        29%              27%        30%
=========================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the year ended November 30, 2000, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before a decrease of $2,700,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the fund had contributed capital of $4,207,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $1,325,000 and $47,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended November 30, 2000, the fund purchased $4,676,804,000 of investment securities and sold $8,912,555,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,942,638,000 and $1,703,324,000, respectively.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $148,729,000 from accumulated net realized gains to paid-in capital.

F. At November 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,030,899,000, consisting of unrealized gains of $5,042,892,000 on securities that had risen in value since their purchase and $1,011,993,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at November 30, 2000, was $375,153,000, for which the fund held cash collateral of $380,071,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2000










--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED)FOR
VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $1,281,218,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 35.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS



STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund



BOND FUNDS

Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund



VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio




For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q210 012001